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                                                                      EXHIBIT 99

[Execution Copy]


                          LETTER OF CREDIT AGREEMENT


     AGREEMENT dated as of February 11, 1999 between COLUMBIA/HCA HEALTHCARE CORPORATION, a Delaware corporation (the "Company") and the UNITED STATES OF AMERICA (the "United States").


                                  Background
                                  ----------


     A. The Company is under an investigation that is being conducted by the Office of Inspector General of the United States Department of Health and Human Services, the United States Department of Justice, and various United States Attorneys' Offices and others concerning possible violations of federal laws relating to the Company's participation in federally-funded health care programs (the "Investigation"). At this point in time, the Company has not admitted any liability to the United States ensuing out of the investigation, nor does it do so by this Agreement.

     B. The Company has expressed an intent to purchase outstanding shares of the capital stock and other outstanding securities of the Company currently held by others (the "Company Securities") through a series of contracts for the repurchase of its stock within a two-year period from approximately July 29, 1998, as described in a letter from the Company to the United
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States dated July 29, 1998 (the "Letter"). At a meeting on January 12, 1999, the
Company informed the United States that it would like to repurchase additional Company Securities beyond those repurchases outlined in the Letter.

     C. The United States has expressed concerns that the Company's purchase of Company Securities may adversely affect the financial ability of the Company to pay any liability that it may have to the United States relating to or arising out of the Investigation (the "Government Claims"), and has advised the Company that it is considering its remedies with respect to the Company's proposed purchase of Company Securities.

     D. The Company has agreed that it will not execute any of the actual purchases of stock subject to the contracts outlined in the Letter without at least two weeks prior notice to the Department of Justice, as described in the Letter. By signing this agreement the United States agrees that the Company need not give the Department of Justice specific prior notice of its repurchases. The Company must, instead, notify the United States weekly of any stock repurchases and the total value of such repurchases (whether through forward contracts or on the open market) executed since the date of this agreement. Such notification should go, until and unless instructed otherwise in

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writing, to David Gossett, via facsimile to (202) 616-3085. The Company agrees also to inform the United States at least two weeks prior to the date when it expects its repurchases of Company Securities subject to this agreement to equal two billion dollars ($2,000,000,000), and agrees to meet with representatives of the United States at least one week prior to the date when it expects its repurchases to equal two billion dollars ($2,000,000,000).

     E. As described in the Letter, the Company previously agreed to provide one or more Letters of Credit in favor of the United States prior to the purchase(s) outlined in that Letter, with the face value of those Letters of Credit equaling or exceeding the total amount of the Company's purchase of Company Securities that the Company would have engaged in between the date of the Letter and the date of any such purchase. This agreement amends that prior agreement. The Company agrees instead to provide three sets of Letters of Credit to the United States, totaling one billion dollars ($1,000,000,000). The Company will provide the United States the first set of Letters of Credit, totaling fifty-five million dollars ($55,000,000), by March 1, 1999. The Company will supply the second set of Letters of Credit to the United States, totaling four hundred forty-five

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million dollars ($445,000,000) on or before March 31, 1999. The Company will supply the third set of Letters of Credit to the United States, totaling five hundred million dollars ($500,000,000) on or before April 15, 1999 or on or within seven (7) days after the date of completion of the spinoff of Triad and LifePoint (which shall be the date of the distribution of common stock of Triad and LifePoint), whichever is later, but in no event later than April 30, 1999. In the event the spinoff of Triad and LifePoint does not occur by April 22, 1999, the Company may request an extension of the time within which to supply the third set of Letters of Credit. In exchange for these modifications, the United States agrees not to object to the Company's repurchases of Company Securities for an amount equal to or less than two billion dollars ($2,000,000,000), including the repurchases outlined in the Letter, either through forward contracts or on the open market.

     F. The Company agrees to provide these Letters of Credit, subject to and in accordance with the terms and conditions set forth below, to the United States to provide the United States with this financial assurance in the event the Company enters into a settlement agreement with the United States or the United States obtains a judgment against the Company. The Company and

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the United States acknowledge that the amount of these Letters of Credit is not based on the amount or expected amount of any potential settlement payments or potential judgments against the Company, but instead is derived from the amount of expected repurchases by the Company of Company Securities as outlined in the Letter and at the meeting of January 12, 1999.

     G. The Company recognizes that nothing in this Agreement limits or affects the United States' rights to seek any other remedy to protect its interests, as agreed to in the letter from the Company to the United States dated July 29, 1998, and by this agreement.

     THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Company and the United States hereby agree to the following.

                             Terms and Conditions
                             --------------------

     1.   Letters of Credit. The Company is providing unconditional guarantees
          -----------------
to the United States, in the form and in the amount of one or more Letters of Credit as described below, of the prompt payment when due of obligations (the "Obligations") of

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the Company to the United States in respect of the Government Claims. For purposes of this Agreement, an alleged liability or other obligation shall be deemed an Obligation only if (i) it is determined to be an actual liability or obligation of the Company to the United States in respect of a Government Claim pursuant to an Actionable Order (as defined below) or (ii) it is agreed to be such in a writing (a "Settlement Agreement") executed by the Company and the United States. An "Actionable Order" is an order entered by a court of competent jurisdiction (a) that has become final and nonappealable or (b) with respect to which enforcement during the pendency of an appeal has not been stayed by the posting of a supersedeas bond (or similar bond or credit support) or otherwise by order of a court of competent jurisdiction. For purposes of this Agreement, an Obligation is due on the date (the "Obligation Due Date") when the order giving rise to such Obligation becomes an Actionable Order or when the Settlement Agreement giving rise to such Obligation states that such Obligation is due. The Company will remain liable to the United States for any Obligation until and unless the United States has collected payment directly from it or from the Company's Letters of Credit.

     2.   Delivery of Letters of Credit.  As credit support for
          -----------------------------

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the foregoing guarantee, by March 1, 1999, the Company shall deliver to the
United States one or more irrevocable standby letters of credit (including any extensions, modifications, renewals or replacements thereof or substitutions therefor made in accordance with this Agreement, hereinafter "Letters of Credit"), in the face amount of fifty-five million dollars ($55,000,000) and in the form attached hereto as Exhibit A, issued by The Chase Manhattan Bank, a New York banking corporation, or one of its banking affiliates ("Chase"), or another commercial banking institution acceptable to the United States. As further credit support for the foregoing guarantee, prior to March 31, 1999, the Company shall deliver to the United States one or more additional Letters of Credit in the face amount of four hundred forty-five million dollars ($445,000,000) and in the form attached hereto as Exhibit A, issued by The Chase Manhattan Bank, a New York banking corporation, or one of its banking affiliates ("Chase"), or another commercial banking institution acceptable to the United States. As further credit support for the foregoing guarantee, prior to April 15, 1999 or within seven (7) days after the date of completion of the spinoff of Triad and LifePoint (which shall be the date of the distribution of the common stock of Triad and LifePoint),

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whichever is later, but in no event later than April 30, 1999, unless extended by mutual agreement, the Company shall deliver to the United States one or more additional Letters of Credit, in the face amount of five hundred million dollars ($500,000,000) and in the form attached hereto as Exhibit A, issued by The Chase Manhattan Bank, a New York banking corporation, or one of its banking affiliates ("Chase"), or another commercial banking institution acceptable to the United States. Each of these Letters of Credit shall provide that it may be drawn immediately upon the presentation by the United States to the issuer at an office located in the United States of a sight draft payable to the United States or its designee in the amount of the draw and a certificate signed by the United States stating that (i) Obligations due on the Obligation Due Date in the amount of the draw have not been paid as of the Obligation Due Date and such obligations are still outstanding (an "Obligation Default") or (ii) the Cancellation Date (as defined below) has not occurred and the Letter of Credit is scheduled to expire within 30 days and as of the 30/th/ day prior to expiration the United States has not received a new Letter of Credit on the same terms. The Company shall provide the United States with at least 30 days prior written notice of the expiration of any Letter of Credit

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unless that Letter of Credit has been renewed or replaced before the 30/th/ day preceding its expiration. Delivery to the United States of Letters of Credit for one billion dollars ($1,000,000,000) is an express condition to the United States' agreement to the terms of this Agreement. The United States may make multiple draws upon any Letter of Credit issued pursuant to this Agreement, under clause (i) above. The United States agrees that it will draw pro-rata across all Letters of Credit issued under this agreement if it draws under clause (i) above, except if any such draw is refused for any reason.

     3.   Return of Letters of Credit. The United States shall return the
          ---------------------------
Letters of Credit for cancellation when all Obligations shall have been paid in full and no other Government Claims remain outstanding or it is determined, by the United States or pursuant to a final and nonappealable final order of a court of competent jurisdiction, that the Company does not have any liability or obligations to the United States in respect of the Government Claims (the "Cancellation Date"). The United States agrees that Obligations shall have been paid in full for purposes of this Agreement and shall return the Letters of Credit when the current issues being investigated in the areas of laboratory billing, in-patient hospital billings, physician-

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compensation and relations, home health, and cost reports are resolved with the
United States.

     4.  Replacement of Letter of Credit. At any time the Company shall have the
         -------------------------------
right to replace or substitute for (herein "replace") the outstanding Letters of Credit with one or more new Letters of Credit in an amount equal to at least the undrawn amount of credit remaining under the then outstanding Letters of Credit, so long as the new Letters of Credit are also issued in the form attached hereto as Exhibit A, duly completed, issued by a Letter of Credit issuer acceptable under Paragraph 2 above. The replaced Letter(s) of Credit shall be returned for cancellation to the Company in exchange for the replacement Letter(s) of Credit.

     5.  Draw if No Obligation Payment Default Exists. If the United States
         --------------------------------------------
draws on any Letter of Credit pursuant to clause (ii) of the second sentence of Paragraph 2 above at a time when no Obligation Payment Default exists, the proceeds of such draw shall be held in the United States Treasury. The United States will promptly pay to the Company any amount held in excess of the amount of all unpaid Obligations, established by Actionable Orders or Settlement Agreements, if no other Government Claims remain outstanding. It will also promptly pay all funds held

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under this Paragraph if it is determined, by the United States or pursuant to a final and nonappealable final order of a court of competent jurisdiction, that the Company does not have any liability or obligations to the United States in respect of the Government Claims.

     6.   Nature of Guarantee. The guarantee of the Company set forth in
          -------------------
Paragraph 1 above constitutes a guarantee of payment upon the Obligation Due Date. The obligation of the Company hereunder shall not be affected by any event, occurrence or circumstances which might otherwise constitute a legal or equitable discharge or defense of the Company or surety (other than payment of the Obligations). In the event that any payment by the Company or any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Company shall remain liable hereunder with respect to such Obligations as if such payment had not been made. The Company agrees that the United States may resort to it for payment of any of the Obligations, whether or not the United States shall have resorted to any collateral security, or shall have proceeded against the Company or any other person or entity primarily or secondarily obligated in respect of any of the Obligations.

     7.   No Waiver; Cumulative Rights. No failure on the part of
          ----------------------------

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the United States to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the United States of any right, remedy, or power hereunder preclude any other or future exercise of any right, remedy, or power. Each and every right, remedy, and power hereby granted to the United States shall be cumulative and not exclusive of any other, and may be exercised by the United States from time to time.

     8.   Waiver of Notice. The Company waives notice of the acceptance of this
          ----------------
guarantee, presentment, demand, notice of dishonor, protest, notice of sale of any collateral security and all other notices whatsoever.

     9.   Miscellaneous. No party to this Agreement may assign its rights,
          -------------
interest or obligations hereunder to any other person or entity without the prior written consent of the other parties. This Agreement shall not be amended except in a writing signed by all of the parties hereto. The provisions of this Agreement shall be binding upon the parties hereto and their successors. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which shall constitute one and the same agreement. Each party hereto represents and warrants that this Agreement constitutes its valid and binding

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agreement, enforceable against such party in accordance with its terms. This
Agreement embodies the entire agreement between the Company and the United
States.

     10.  Notices. All notices or other communications hereunder shall be in
          -------
writing, delivered in person or sent by certified or registered mail or the equivalent (return - receipt requested), at the addresses set forth below:

     The address of the Company is:

          Columbia/HCA Healthcare Corporation
          One Park Plaza
          Nashville, Tennessee 37203
          Attention: Vice President of Finance and Treasurer

     The address of the United States is:

          Michael F. Hertz, Esq.
          Director, Commercial Litigation Branch
          U.S. Department of Justice
          601 "D" Street, N.W.
          Washington, D.C. 20004
          (or, if by mail:
          P.O. Box 261
          Ben Franklin Station
          Washington, D.C. 20044)

     11.  Governing Law; Consent to Jurisdiction. This Agreement shall be
          --------------------------------------
governed by and construed in accordance with federal law. The Company consents to the nonexclusive jurisdiction of the United States District Court for the District of Columbia in any action to enforce any term of this Agreement. The Company

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hereby appoints its General Counsel as its agent for service of process or, in the event that the Company shall at any time fail to have a General Counsel (or shall desire another agent), the Company shall designate in writing to the United States the appointment of another agent. If at any point the Company fails to have a designated agent for service of process the United States may serve the Company through the Secretary of State of Delaware, pursuant to Del. Code Ann. tit. 8 (s) 321 (1999).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

          THE COMPANY:

          COLUMBIA HCA HEALTHCARE CORPORATION

          By: /s/ Roger Goldman
              ---------------------------
               Roger Goldman
               Counsel to Columbia/HCA Healthcare Corporation

          and By:     /s/ David G. Anderson
                     --------------------------

          Title:     V.P. Finance & Treasurer
                     --------------------------

          THE UNITED STATES OF AMERICA:

          UNITED STATES DEPARTMENT OF JUSTICE

          By: /s/ Joyce R. Branda
              -------------------------------
              Joyce R. Branda
              Deputy Director
              Commercial Litigation Branch

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                                   EXHIBIT A
                                   ---------

                             THE BANK OF ________

Letter
of Credit No.     Issue Date           Expiration Date           Maximum Amount

                                   _____________________,  _____

Department of Justice of the
   United States of America
Commercial Litigation Branch
Civil Division
601 D Street, N.W.
Washington, DC 20530

Ladies and Gentlemen:

     We hereby establish in favor of the United States of America ("Beneficiary") our irrevocable nontransferable standby letter of credit in the amount of _______________________________ and No/100ths Dollars ($______.00),
which is available for payment upon presentation of your sight draft in the form of Attachment 1 together with your draw certificate in the form of Attachment 2 signed by an authorized representative of the United States of America to us at the address shown below:

          The Bank of  ___________
          ________________________
          ________________________

or at such other office located in the United States as may be designated by us. Execution of the Verification of Authority provided on the form of Attachment 2 is adequate indicia that the representative of the United States is authorized to execute these documents. A sight draft and draw certificate hereunder may be submitted via hand delivery or overnight courier to the address above.

     All drafts drawn under this letter of credit must contain the clause, "Drawn under ____________________________ Bank Letter of Credit No. _________,
dated ____________  ________, __________."

     Partial drawings are permitted hereunder.

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     Multiple drawings are permitted.

     This letter of credit shall expire at 5:00 P.M. EST on the Expiration Date; provided that the Expiration Date hereunder shall be automatically extended without amendment or confirmation for an additional period of one year from the Expiration Date shown above and each anniversary date thereafter unless at least 30 days prior to the applicable Expiration Date, we shall notify you in writing of our election not to renew and extend the applicable Expiration Date (a "Notice of Non-Renewal") at the address shown above by registered mail or courier service; provided, further that the applicable Expiration Date hereunder shall not in any event be extended to a date beyond October 31, 20XX. Where demand for payment is made prior to 12:00 Noon EST in conformity with the requirements hereof, then payment under this Letter of Credit shall be made by 12:00 Noon EST on the next succeeding business day, or if notice is received after such time then by 12:00 Noon, EST on the second succeeding business day.

     The undersigned issuing bank hereby agrees that all drafts drawn under and in compliance with the terms of this letter of credit will be duly honored upon presentation of documents as herein specified if presentation is made at our counters on or before the indicated expiration date.

     Except as otherwise expressly stated herein, this letter of credit is subject to the International Standby Practices 1998, International Chamber of Commerce Publication No. 590 (the "ISP") and as to matters not covered by the ISP, shall be governed by the laws of the State of New York.

                                        Very truly yours,

                                        _________________________  BANK

                                        By:    _____________________________
                                        Title: _____________________________

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                                 Attachment 1
                                 ------------

                                  Sight Draft




                                                    Date: ______________________


Bank Name:
Address

     At sight, pay to the order of the UNITED STATES OF AMERICA by wire transfer to:

     Bank Name:
     Routing No.:
     Account No.:
     Attn.:

the amount of _________________ Dollars ($ ______________) drawn on the Bank of __________________, as issuer of its Irrevocable Nontransferable Letter of Credit No. ______________ dated _________________ _______, ________.


                                        UNITED STATES OF AMERICA



                                        By:________________________
                                        Title:_____________________

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                                 Attachment 2

                               Draw Certificate

Date: __________ ___________

The Bank of ________________
______________________ _____
____________________________
Attn.: Letter of Credit Department

     Re: The Bank of _______, Irrevocable Letter of Credit No. ____________ dated _______ ____, __ _ in favor of the United States of America, as Beneficiary (Beneficiary) for the account of Columbia/HCA Healthcare Corporation, a Delaware Corporation.

Ladies and Gentlemen:

     The undersigned duly authorized official of the Beneficiary hereby certifies that the Beneficiary is entitled to draw under the Letter of Credit because (one of the following blanks will be checked):

___i.   The Obligations due on the Obligation Due Date under the Letter of
Credit Agreement dated ________, ____ in the amount of the draw have not been paid as of the Obligation Due Date and such obligations are still outstanding as of this date. As used herein, the Letter of Credit Agreement means the Agreement dated January ___, 1999 between Columbia/HCA Healthcare Corporation and the United States of America. Terms used but not otherwise defined herein shall have the meanings provided in the Letter of Credit Agreement. The amount of the draw hereunder does not exceed the amount of the Obligations that have not been paid as of the Obligation Due Date.

___ii. The Letter of Credit is scheduled to expire within 30 days of the date hereof and the Beneficiary has not received a new Letter of Credit on the same terms.

Demand for payment under the above referenced Letter of Credit is hereby made for the following amount:


     US$ ____________________________

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Payment should be made in accordance with the instructions provided in the draft which accompanied this certificate.

                                        Very truly yours,

                                        United States of America
                                        Beneficiary

                                        By: __________________________________
                                        Title: _______________________________

                                   Verification of Authority

I certify under penalty of perjury under the laws of the United States of America that I have authority to execute this Draw Certificate and the accompanying Draft on behalf of the United States of America.

            _______________________

Executed on _______________________

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